Supplement to the
Spartan® International Index Fund
Investor Class and Fidelity Advantage® Class
May 4, 2012
Summary Prospectus
As Revised
September 6, 2012

Effective January 1, 2013, the following information replaces similar information found under "Shareholder fees" under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)

Investor Class

Fidelity Advantage® Class

Redemption fee on shares held less than 90 days (as a % of amount redeemed)	1.00%	1.00%
SPI-SUM-12-02  December 11, 2012
1.936464.101

The following information replaces similar information under the heading "Purchase and Sale of Shares" beginning on page 5.

Initial Purchase Minimum - Investor Class	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
Initial Purchase Minimum - Fidelity Advantage Class	$10,000

The fund may waive or lower purchase minimums in other circumstances.